Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Borrowings
Amounts due within one year	$ 318,256	$ 115,572
Less: unamortized deferred loan issuance costs	(5,247)	(5,750)
Borrowings - current portion	313,009	109,822
Amounts due after one year	1,017,510	1,250,059
Less: unamortized deferred loan issuance costs	(11,408)	(13,857)
Borrowings - non-current portion	1,006,102	1,236,202
Total	$ 1,319,111	$ 1,346,024